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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      333-138178                  20-4065041
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)


                                 (847) 810-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

         On May 14, 2007, Indalex UK Limited, a subsidiary of Indalex Holdings Finance, Inc. ("Indalex" or the "Company") entered into a Sale and Purchase Agreement with OK Spring Roll Limited Partnership ("OK Spring Roll"), an associated investment vehicle of ORIX Corporation ("ORIX") pursuant to which the Company sold its 25.01% stake in Asia Aluminum Group Limited ("AAG") to OK Spring Roll Limited for cash consideration of $153.2 million. Simultaneously, Indalex also entered into a Supplemental Deed (the "Deed") with Asia Aluminum Holdings Limited ("AAH"), which provides for AAH to pay a special dividend to Indalex of $2.0 million, and, among other things, also provides for the continuation of the supply agreement between AAG and Indalex.


Item 2.01. Completion of Acquisition or Disposition of Assets.

         On May 15, 2007, the Company completed the above described transaction (the "AAG Sale"), selling our 25.01% stake in Asia Aluminum Group Limited for cash consideration of approximately $153.2 million U.S. to OK Spring Roll, plus a special dividend of $2.0 million from AAH. There was and is no material relationship between the Company and OK Spring Roll or our officers, director or shareholders prior to or pending with respect to this agreement.


Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

        (d)     The following exhibits are furnished with this report:

        Exhibit No.     Description
        -----------     -----------
        10.1            Sale and Purchase Agreement dated May 14, 2007.

        10.2            Supplemental Deed dated May 14, 2007.

        99.1            Pro Forma Financial Statements.

        99.2            Press Release dated May 15, 2007.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INDALEX HOLDINGS FINANCE, INC.


                                     /s/ Michael E. Alger
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Date: May 18, 2007                   Name:  Michael E. Alger
                                     Title: Executive Vice President, Secretary,
                                     Treasurer and Chief Financial Officer


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